Exhibit 99.1

Investor Presentation Cactus, Inc. (NYSE: WHD) November 2019

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of, and demand for, crude oil and natural gas in domestic and international markets; the level of growth in the number of rigs, pad sizes, well spacings and associated well count and availability of takeaway capacity; capital spending discipline practiced by customers; the level of fracturing activity; the size and timing of orders; availability of raw materials; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; our ability to pay dividends; the termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; import tariffs assessed on products from China or imported raw materials used in the manufacture of our goods in the United States; the significance of future liabilities under the tax receivable agreement we entered into with certain direct and indirect owners of Cactus LLC in connection with our IPO; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; plans, objectives, expectations and intentions contained in this presentation that are not historical; and our ability to successfully remediate any material weakness in our internal control over financial reporting and disclosure controls and procedures. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3 Executive Team ◼ Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer ◼ Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations ◼ Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer ◼ Appointed Vice President, Chief Financial Officer & Treasurer, on March 15, 2019. ◼ Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018, and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. David Isaac Vice President of Administration and General Counsel ◼ Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018. ◼ Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel. ◼ Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc. ◼ Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor.

4 Investment Highlights Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products with Presence Across Various Geographies A Leading Pure Play Wellhead and Pressure Control Equipment Solutions Provider for Onshore Activity Returns Focused with Substantial Cash Flow Generation and Regular Quarterly Dividend Dynamic Manufacturing Capabilities 5 4 3 2 1 Consistent Market Outperformance

5 Product 56% Rental 23% Field Service and Other 21% 17.9% 9.6% 23.9% 26.5% 29.1% 2015 2016 2017 2018 LTM Q3 2019 28.5% 20.8% 32.9% 39.1% 37.3% $63.1 $32.2 $112.1 $212.6 $234.1 2015 2016 2017 2018 LTM Q3 2019 $221.4 $155.0 $341.2 $544.1 $628.0 2015 2016 2017 2018 LTM Q3 2019 Revenue ($ in millions) LTM Q3 2019 Revenue by Type ◼ Bakken ◼ Eagle Ford ◼ Permian Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which yield greater pad drilling and completions efficiencies while enhancing safety Selected Active Basins Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement. and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% Margin Adjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue Q3 2019 $160.8 9 mos. ended 6/30/2019 $467.2 Q3 2019 $58.8 9 mos. ended 6/30/2019 $175.3 ◼ DJ / Powder River ◼ Marcellus / Utica ◼ SCOOP / STACK ◼ Cooper, Australia

6 Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well ◼ Designed for pad drilling and intense completion environments ◼ Principal products: SafeDrill® wellheads, frac related rentals and production trees ◼ Time savings can exceed 30 hours of rig time per well Drilling Production Completion (Frac) Technologically advanced wellhead and frac solutions deliver greater reliability and time savings Consumable Sale Consumable Sale Temporary Rental Cactus Also Provides Field Service, Installation & Maintenance

7 15 47 75 100 119 158 179 119 99 68 129 220 245 275 295 276 247 0.8% 2.5% 4.3% 5.9% 7.0% 8.9% 9.8% 14.4% 14.5% 17.5% 21.5% 24.4% 27.0% 26.6% 28.2% 29.3% 29.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 0 50 100 150 200 250 300 350 400 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Oct-19 Cactus Rigs Followed Market Share Market Leader with Strong Growth Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-month. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. U.S. Onshore Rigs (1)

8 34% 25% 23% 23% 22% 15% 14% 13% 11% 0% 5% 10% 15% 20% 25% 30% 35% WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H (20%) (10%) 0% 10% 20% 30% 40% 2014 2015 2016 2017 2018 YTD 2019 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H Historical Margin Sustainability Through the Cycle Historical Adjusted EBITDA Margins (2014 – YTD 2019) (1)(2) Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: Apergy, Dril-Quip, Forum Energy Technologies, Gardner Denver, Hunting, National Oilwell Varco, Oil States International, Schoeller-Bleckmann. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 2) Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. YTD 2019 represents through 3Q 2019 for Cactus, Apergy, Dril-Quip, Forum Energy Technologies, Gardner Denver, National Oilwell Varco, and Oil States International and through 2Q 2019 for Hunting and Schoeller-Bleckmann. Adjusted EBITDA Margin (2014 – YTD 2019) (1)(2) Strength of margin profile relative to peers maintained through the cycle

9 Technologically Advanced Pad Drilling Wellhead Systems SafeDrill® Advantages Eliminates time consuming BOP manipulation No waiting on cement after running casing strings - Mandrel hangers, pack offs run and set through BOPs Fewer trips into confined space (cellar) - No BOP manipulation after intermediate casing has been installed No “hot work” required to cut casing with torch Safety Time Savings Conventional Wellhead Cactus SafeDrill®

10 2.2 2.2 2.4 2.5 2.5 2.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 2014 2015 2016 2017 2018 YTD 2019 Avg. Pad Size 22% 35% 40% 58% 67% 73% 0% 25% 50% 75% 100% 2014 2015 2016 2017 2018 YTD 2019 Pct DJ / Niobrara Powder River Basin Bakken SCOOP / STACK Haynesville Eagle Ford Utica Gulf Coast Bossier City, Louisiana Manufacturing Facility Marcellus Well Counts and Pad Drilling Drive Our Product Business % of Wells Drilled on a Pad (Delaware Basin) Average Pad Size (Delaware Basin) ◼ Well-diversified across all key producing basins ◼ Service centers support field services and provide repair services ◼ Products best suited for multi-well pads ◼ Operators still shifting toward pad drilling and larger pads in key basins Service Centers Headquarters Manufacturing Source: Barclays Research. Source: Barclays Research. Barnett Operations & Trends 2019 YTD Marcellus: 93% 2019 YTD Marcellus: 4.1 2019 YTD U.S. Land Avg: 3.3 Oil & Gas Basin Delaware Midland 2019 YTD U.S. Land Avg: 77% Suzhou, China Manufacturing Facility China Australia Map of Operations United States

11 Operator Drilling Efficiencies Translate Into More Wells Drilled Per Rig U.S. Drilling Days Per 1,000 Lateral Foot 7.1 7.0 6.4 6.4 5.4 5.5 5.4 5.3 4.7 4.8 4.6 4.6 4.1 4.0 4.0 4.0 3.3 3.3 3.2 3.1 3.0 2.7 2.9 2.9 2.7 2.7 2.7 2.8 2.7 2.6 2.4 2.2 2.0 Days Source: Barclays Research.

12 Cactus Generating More Revenue Per Rig Followed Cactus Product Revenue Per U.S. Onshore Rig Followed(1) 100 106 112 120 116 137 139 134 144 165 178 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 ◼ Increased rig efficiencies ◼ E&Ps drilling more wells per rig operated ◼ Lateral lengths stabilizing ◼ Sale of higher-end wellhead systems ◼ Shift to higher-pressure wells requires higher value equipment ◼ Customer utilization of additional features ◼ E&Ps continue to value additional time- saving features ◼ Evolution in artificial lift ◼ Customer preference to utilize multiple forms of artificial lift during a well life- cycle increases product sales Drivers For Increased Revenue Per Rig (Data Indexed to 100) 1) Revenue per rig followed represents total company Product revenue divided by rigs followed, which represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid month for each of the three months in the applicable quarter.

13 Small Expenditures Can Have a Big Impact on Operators Components of Onshore Well Costs(1) ◼ Cactus offerings make up a relatively small portion of the overall cost to drill & complete a well ◼ Efficiency and reliability can cause a disproportionate amount of benefit for operators ◼ Operators willing to reward high- quality equipment and service Cactus Value Proposition Completion 54% Cactus Rentals 1% Cactus Products 1% Drilling 29% Other 15% 1) Source: EIA and Management estimates.

14 Focus on Completions Efficiency Drives Our Rental Business ◼ Growth opportunity for Cactus ◼ Priced on per diem basis ◼ More wells per pad and/or stages per well generally translates into more rental equipment on location for greater periods of time ◼ Proprietary rental equipment offerings enhance wellsite efficiency and generate attractive paybacks ◼ Deploying recent innovations of complementary rental items to reduce human intervention during completions process to save time and enhance safety ◼ Expanded capacity of legacy rental equipment in 2018 and continuing to add to equipment fleet in 2019 with emphasis on expanding fleet of recent innovations ◼ Ability to quickly scale capital expenditures up or down based on market demand

15 ◼ SafeInjectTM ◼ Remotely operated method to perform frac tree maintenance and collect valuable data at wellsite ◼ Efficient maintenance technique eliminates need for personnel to enter exclusion zone ◼ SafeClamp® ◼ Reliable method to connect the wireline lubricator to the frac tree without the need for human intervention within the exclusion zone ◼ Reduces NPT associated with transition between wireline and frac operations Recent Innovations Strengthen Moat in Rental Business Complement & enhance legacy rental offerings while requiring no additional personnel SafeInjectTM SafeLinkTM SafeClamp® ◼ Designed to significantly reduce non-productive time by increasing reliability and automation ◼ Increases safety by removing personnel from the exclusion zone ◼ SafeLinkTM ◼ Singular & continuous large bore connection between missile and multiple frac trees ◼ Minimal space required ◼ Reduces rig-up/down time, leaks and maintenance that cause NPT SafeLinkTM Legacy Setup

16 A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility ◼ Facility has 16 5-axis computer numerically controlled machines that facilitate rapid-response manufacturing of equipment; two machines installed in 2019 ◼ “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders ◼ Roofline expansion completed in 2018 ◼ Cactus sources most of its less time-sensitive, high- volume wellhead equipment in Suzhou, reducing costs ◼ Wholly foreign owned enterprise (WFOE) ◼ Expanded in 2017 with ample capacity ◼ Continue to increase product types assembled and tested in Suzhou

17 Current ◼ Management team is well incentivized as it owns more than 25% of the business ◼ Management team has built the foundation of this company over four decades ◼ Track record of building and successfully monetizing similar businesses ◼ Strength of leadership is attested by management and operating teams that joined from past ventures Highly Experienced and Well Incentivized Team with Strong Industry Relationships ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”) ◼ Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) Cactus, Inc. initiates regular quarterly dividend (2019) 1980 1975 1985 1990 1995 2000 2005 2010 2018 1959

18 Majors 27% Large E&P 49% SMID E&P 11% Private 13% Majors 2% Large E&P 59% SMID E&P 18% Private 20% Other 1% Well Established Relationships with High-Quality Customer Base 3Q 2019 YTD Total Revenue by Customer Type 3Q 2019 YTD Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators 3Q 2019 YTD Product Revenue by Customer Type Note: Large E&P represents companies with enterprise value of over $5bn as of November 8, 2019 per FactSet. Majors 10% Large E&P 56% SMID E&P 15% Private 18% Other 1%

19 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Returns & Margins Have Outperformed Peers Source: Company filings and Factset. Note: Adj. EBITDA Margins as of 3Q 2019 for WHD, APY, DRQ, FET, GDI, NOV, and OIS, as of 2Q 2019 for SBO, and as of 1H 2019 for HTG. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2015, 2016, 2017, 2018, and YTD 2019 ROCEs. YTD 2019 represents 9M 2019 for WHD, APY, DRQ, FET, GDI, NOV, and OIS and 1H 2019 for SBO and HTG. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). Adjusted EBITDA Margin (%) ROCE(2) (2015 – YTD 2019) (%) (1)

20 Compelling Value Opportunity in Relation to Select Industrial Companies Better Margins… Source: Factset, Company filings and presentations. Consensus estimates as of 11/8/2019 per Factset. Companies include: Badger Meter, CIRCOR, Flowserve, Franklin Electric, Rotork, SPX Flow, Thermon Group, and Weir Group. Note: Thermon financial data compares fiscal March 31 year-end to the nearest comparable calendar year. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 1) ROCE reflects weighted average of 2015, 2016, 2017, 2018, and YTD 2019 ROCEs. YTD 2019 represents 9M 2019 data where available, or the latest quarterly or semi-annual data. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including mezzanine equity, unfunded pension liabilities and capital leases). Adj. EBITDA may not be available for all companies. Cactus computation of ROCE may not be comparable to other similarly titled measures of other companies. 2) 2018 revenue data pro forma for divestitures where available. 3) Enterprise Value represents market capitalization, less cash and short-term investments, plus debt, unfunded pension liabilities, capital leases and other items. Cactus market capitalization utilizes total shares outstanding and Enterprise Value does not include non- controlling interest related to Class B shares or liability related to the tax receivable agreement. Cactus computation of Enterprise Value may not be comparable to other similarly titled measures of other companies. …Returns… 37% 20% 17% 15% 14% 10% 10% 8% 5% ROCE (2015 - YTD 2019) (1) 34% 24% 19% 19% 16% 15% 14% 13% 11% Avg. EBITDA Margin (2015 - YTD 2019) …And Growth… 13% 8% 7% 6% 5% 3% 1% (6%) (15%) Consensus Revenue Growth (2018 - 2020E) (2) … At a Lower Valuation Compared to Other Companies in the Industrial & Flow Control Industries 9.4x 20.1x 17.4x 16.0x 14.1x 13.5x 13.5x 12.7x 11.8x WHD Company C Company A Company F Company G Company E Company H Company B Company D Enterprise Value / Consensus 2019E EBITDA (3)

21 $23.4 $17.4 $30.7 $68.2 $65.6 2015 2016 2017 2018 LTM Q2 2019 $23.4 $17.4 $30.7 $68.2 $51.5 2015 2016 2017 2018 LTM Q3 2019 ◼ September 30, 2019 cash balance of $167.5 million; no borrowings on revolving credit facility ◼ Full availability of $75.0 million asset-based revolving credit facility ($50.0 million accordion) ◼ Liquidity and strong cash flows support future growth ◼ Disciplined growth and financial prudence ◼ Ability to quickly scale back growth capital expenditures ◼ Minimal maintenance capex ◼ Full year 2019 estimated net capital expenditures of $50 - $55 million ◼ Down from initial guidance of $60 - $65 million ◼ Majority directed toward rental opportunities with increasing emphasis on expansion of recent innovation fleet Adjusted EBITDA(1) – Net Capital Expenditures(2) ($ in millions) Strong balance sheet with track record of cash flow generation Net Capital Expenditures(2) ($ in millions) Clean Balance Sheet & Low Capital Intensity Balance Sheet & Capital Summary Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. $39.7 $14.8 $81.4 $144.4 $182.6 2015 2016 2017 2018 LTM Q3 2019

22 Continued Outperformance in 2019 ◼ Product revenue continued to outperform the trajectory of the U.S. onshore rig count ◼ Improved margins in Rental business despite reduced completion activity from customers ◼ Increased cash position by over $36mm during the quarter Third Quarter Performance Outlook ◼ Q4 2019 revenues expected to be down sequentially ◼ Product revenues impacted by reduced industry drilling activity and demand for production trees ◼ Rental revenue driven by level of completions activity onshore in North America with some offset from recent rental innovations ◼ Product margins impacted by Section 301 tariffs, although likely able to offset a large portion of these cost increases ◼ Recent innovations expected to represent increasing portion of Rental revenue over coming quarters ◼ Cautious regarding E&P spending toward the end of the year given expected budget exhaustion

23 Additional Growth Avenues with Modest Capital Requirements ◼ Product ◼ Continued market share gains ◼ Continued gains in rig efficiency (wells drilled per rig) ◼ New features and technology for wellhead systems ◼ Shift to higher pressure wellhead systems ◼ Rental ◼ Continued deployment of recent rental innovations ◼ Introduction of additional completion technologies currently in development ◼ Other ◼ Growth in Australian business ◼ Expansion into new international markets

Appendix

25 Float 63% Management & Employees 26% Cadent Energy Partners 11% Ownership Profile (4) Company Organizational Structure Source: Company filings. 1. As of November 8, 2019. Excludes effect of dilutive securities. 2. As of November 8, 2019 utilizing total shares outstanding. 3. As of September 30, 2019; debt not inclusive of operating leases. 4. As of November 8, 2019. Management and employees made up of Cactus WH Enterprises and Lee Boquet. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding (1) 47.1mm Class B Shares Outstanding (1) 28.0mm Total Shares Outstanding (1) 75.1mm Market Capitalization (2) ~$2.3bn Debt & Finance Leases (3) $12.7mm Cash and Cash Equivalents (3) $167.5mm Quarterly Dividend Per Share $0.09 Annual Dividend Yield (2) 1.2% Company Profile Organizational Structure (1) Class A Common Stock (62.7% voting power) Class B Common Stock (37.3% voting power) 28.0mm CW Units (37.3% economic rights) 47.1mm CW Units (62.7% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

26 Cactus Equipment Positioned on a 4-Well Pad 2 4 3 4 1 1 4 ▪ Wellheads are required by each well over production life ▪ One of the first pieces of equipment to be installed ▪ Cactus wellheads installed below surface Product Sold 1 ▪ Frac stacks are connected to the wellhead for the fracturing phase of a well ▪ Must reliably withstand all liquids and proppants that are pumped downhole to fracture Equipment Rented 2 ▪ Zipper manifolds used during the fracturing process ▪ Allow fracing to seamlessly shift from well to well without connecting and disconnecting high- pressure equipment Equipment Rented 3 ▪ Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units Services Provided 4 ▪ Production trees (not pictured above) are installed on the wellhead after the frac stacks are removed ▪ Manage the production flow over the life of the well Product Sold

27 Non-GAAP Reconciliation Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business. LTM Year Ended Three Months Ended ($ in thousands) September 30, December 31, December 31, December 31, December 31, September 30, June 30, September 30, 2019 2018 2017 2016 2015 2019 2019 2018 Net income (loss) $163,712 $150,281 $66,547 ($8,176) $21,224 $35,833 $40,750 $43,648 Interest expense, net (264) 3,595 20,767 20,233 21,837 (373) (93) 270 Income tax (benefit) expense 26,997 19,520 1,549 809 784 12,221 10,793 8,215 EBIT 190,445 173,396 88,863 12,866 43,845 47,681 51,450 52,133 Depreciation and amortization 36,588 30,153 23,271 21,241 20,580 10,007 9,376 7,841 EBITDA $227,033 $203,549 $112,134 $34,107 $64,425 $57,688 $60,826 $59,974 Revaluation of tax receivable agreement (558) -- -- -- -- ($558) -- -- Secondary offering related expenses 1,042 -- -- -- -- -- -- -- (Gain) loss on debt extinguishment -- 4,305 -- (2,251) (1,640) -- -- -- Stock-based compensation 6,577 4,704 -- 361 359 1,689 1,892 1,287 Adjusted EBITDA $234,094 $212,558 $112,134 $32,217 $63,144 $58,819 $62,718 $61,261 Revenue $628,000 $544,135 $341,191 $155,048 $221,395 $160,808 $168,493 $150,658 Adjusted EBITDA Margin 37.3% 39.1% 32.9% 20.8% 28.5% 36.6% 37.2% 40.7% *For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million and Adjusted EBITDA Margin was 34.7%.

28 Investor Relations Contact John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com